SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  May 18, 2005
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)

                                Metals USA, Inc.

             (Exact name of registrant as specified in its charter)



          Delaware                 1-13123               76-0533626
------------------------------ --------------- ---------------------------------
(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)            File No.)          Identification No.)


                 One Riverway; Suite 1100, Houston, Texas 77056
               (Address of Principal Executive Offices) (Zip Code)

                                 (713) 965-0990
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2005, Metals USA, Inc. issued a press release announcing the signing of an agreement to be acquired by affiliates of Apollo Management L.P. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In connection with the proposed merger, Metals USA will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Metals USA at the Securities and Exchange Commission's website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Metals USA's website at www.metalsusa.com under the Investor Relations Tab or by directing such request to Metals USA,
Attention: Investor Relations, One Riverway, Suite 1100, Houston, Texas 77056.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release issued by Metals USA, Inc., dated May 18, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 20, 2005

                                   Metals USA, Inc.


                                   By: /s/ Terry Freeman
                                       -----------------
                                       Terry L. Freeman
                                       Senior Vice President and Chief
                                       Financial Officer